SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                               FORM 8-K

                             CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                               October 29,1999
                               Date of Report
                       (date of earliest event reported)


                           DAUPHIN TECHNOLOGY, INC.
              (Exact name of Registrant as specified in its charter)


           Illinois                       33-21537-D            87-0455038
   (State or other jurisdiction        Commission File No.    (IRS Employer
   of incorporation or organization)                          Identification
                                                                 Number)



      800 E. Northwest Hwy, Suite 950, Palatine, IL               60067
       (Address of principal executive offices)                 (Zip Code)





                                        (847) 358-4406
                       Registrant's telephone number, including area code




                       Former name or address, if changed since last report



<PAGE 1>














ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



b) On October 27, 1999, Dauphin Technology, Inc.(the "Registrant") engaged Grant Thornton LLP as its new independent accountants to audit the Registrant's financial statements. During the two most recent fiscal years and through the interim period ended October 27, 1999, the Registrant has not consulted with Grant Thornton LLP regarding any of the matters described in item 304(a)(2) of Regulation S-K.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dauphin Technology, Inc.

/S/ANDREW J KANDALEPAS/

By:  Andrew Kandalepas
        Chairman /CEO





<PAGE 2>